SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. [ ])

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the Appropriate Box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

(Name of Registrant as Specified in Its Charter)

WESTERN RESERVE BANCORP, INC.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed

4015 MEDINA ROAD
P.O. BOX 585
MEDINA, OHIO 44258-0585
PHONE:  (330) 764-3131
OR:  (866) 633-4622
www.westernreservebank.com

To Our Shareholders:

We cordially invite you to attend the Annual Meeting of Shareholders of Western Reserve Bancorp, Inc. to be held on Wednesday, April 28, 2010 at The Blue Heron Banquet and Conference Center, 3227 Blue Heron Trace, Medina, Ohio.  Refreshments will be available at 8:30 a.m., and the meeting will begin promptly at 9:00 a.m. A map to The Blue Heron Banquet and Conference Center is included at the end of this document.

The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.  We have also enclosed the Company’s 2009 Annual Report to Shareholders.

In addition to the election of directors, shareholders are being asked consider and approve advisory proposals on our executive compensation and the appointment of our independent auditor for the 2010 fiscal year.  The Board of Directors recommends that you vote “FOR” each of the director nominees and “FOR” the advisory proposals on executive compensation and the independent auditor.

In addition to the specific matters to be acted upon, there will be a report on the operations of the Company and its wholly owned subsidiary, Western Reserve Bank.  Directors and officers of the Company and Bank will be present to respond to questions that shareholders may have.

Your vote is important.  Whether or not you plan to attend the meeting in person, please vote as soon as possible by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.

Thank you for your continued support of Western Reserve Bancorp, Inc. and Western Reserve Bank.

Sincerely,

/s/ P.M. Jones	/s/ Edward J. McKeon

P.M. Jones	Edward J. McKeon
Chairman of the Board	President and
Chief Executive Officer

Medina, Ohio
March 22, 2010

4015 MEDINA ROAD
P.O. BOX 585
MEDINA, OHIO  44256
(330) 764-3131
(866) 633-4622

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Wednesday, April 28, 2010

Time and Date	9:00 a.m. on Wednesday, April 28, 2010
(Refreshments will be served at 8:30 a.m.)
Place	The Blue Heron Banquet and Conference Center 3227 Blue Heron Trace Medina, OH 44256 (330) 722-0227

Items of Business
(1) To elect four Class I directors.
(2) To act on an advisory proposal on executive compensation.
(3) To act on an advisory proposal regarding the appointment of the Company’s independent registered public accounting firm for the 2010 fiscal year.
(4) To consider any other business that properly comes before the meeting.

Record Date	You are entitled to vote at the meeting if you were a shareholder of Western Reserve Bancorp, Inc. as of the close of business on March 1, 2010.

Voting
Your vote is very important.  Whether or not you plan to attend the meeting, you should read the attached proxy statement and submit your proxy or voting instructions as soon as possible.  You may submit your proxy card for the annual meeting by marking, signing, dating and returning your proxy card in the enclosed pre-addressed, postage-paid envelope.

By Order of the Board of Directors

/s/ Cynthia A. Mahl

Cynthia A. Mahl
Secretary

This notice of annual meeting and proxy statement are first being distributed on or about March 26, 2010.

WESTERN RESERVE BANCORP, INC.
4015 MEDINA ROAD
MEDINA, OHIO 44256

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The attached proxy statement and the annual report to security holders are also available at
www.westernreservebank.com/Proxy_Materials_2010.htm.  The following items are available at the specified web site:

•	The proxy statement being issued in connection with the 2010 Annual Meeting of Shareholders;

•	The Company’s 2009 Annual Report to Shareholders; and

•	The form of proxy for use in connection with the 2010 Annual Meeting of Shareholders.

2010 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
Proxy Materials	1
Voting Information	2
CORPORATE GOVERNANCE AND BOARD MATTERS	6
Corporate Governance	6
Board Structure and Committees	6
Risk Oversight	9
Executive Sessions	10
Nominations for Members of the Board of Directors	10
Communications with the Board	11
Annual Meeting Attendance	11
DIRECTOR COMPENSATION	11
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING	12
Proposal 1: Election of Directors	12
Proposal 2: Advisory Vote on Executive Compensation	14
Proposal 3: Advisory Vote on Independent Registered Public Accounting Firm	15
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	16
Beneficial Ownership	16
Directors and Executive Officers	17
Section 16(a) Beneficial Ownership Reporting Compliance	18
EXECUTIVE COMPENSATION	19
Summary Compensation Table	19
Outstanding Equity Awards at Fiscal Year-End Table	20
Employment Agreements/Change in Control Agreements	21
Recent Amendments to Compensation Plans and Arrangements
Necessary to Comply with EESA	22
Supplemental Executive Retirement Agreements	23
AUDIT COMMITTEE INFORMATION	23
Audit Committee Report	23
Information Concerning Independent Accountants	24
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS	24
DOCUMENTS INCORPORATED BY REFERENCE	25
MAP AND DIRECTIONS TO BLUE HERON CONFERENCE CENTER	26

i

WESTERN RESERVE BANCORP, INC.
4015 MEDINA ROAD
MEDINA, OHIO 44256

PROXY STATEMENT

QUESTIONS AND ANSWERS

Proxy Materials

1.  Why am I receiving these materials?

Because you are a shareholder of Western Reserve Bancorp, Inc. (“the Company” or “WRB”) the Board of Directors (the “Board”) is providing you with these materials in connection with the solicitation of proxies to be used at WRB’s Annual Shareholders' Meeting (the “Annual Meeting”) to be held on Wednesday, April 28, 2010 and any adjournments of the meeting.  The proxy materials are first being mailed to shareholders on or about March 26, 2010.

2.  Who is paying for the cost of preparing these materials and soliciting proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

The cost of preparing, assembling and mailing the proxy materials will be paid by the Company.  WRB does not intend to solicit proxies by any means other than the mail, but certain officers and regular employees of the Company (or its subsidiary, Western Reserve Bank), may use their personal efforts, without additional compensation, to obtain proxies by telephone or otherwise.

3.   How can I get a copy of WRB’s Form 10-K and other financial information?

A copy of our 2009 Annual Report is enclosed.  Shareholders can obtain a free copy of our 2009 Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) from our website at:

www.westernreservebank.com/a_shareholder_info.htm

or from the SEC’s website at www.sec.gov

or by requesting a copy by writing to:
Mrs. Cynthia A. Mahl
Executive Vice President and Chief Financial Officer
Western Reserve Bancorp, Inc.
4015 Medina Road
P.O. Box 585
Medina, Ohio  44258-0585

or by calling Cynthia Mahl or Janice Zartman at (330) 764-3131 or (866) 633-4622.

4.  How can I request a single set of proxy materials to be mailed to my household?

Any shareholders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of these materials may do so by submitting a request to the Company at the address or phone number or e-mail shown above.

5.  How can I request an additional set of proxy materials?

If you share an address with another shareholder, you may receive just one set of proxy materials and the Annual Report.  If you wish to receive an additional set of proxy materials now, please request the additional copies by contacting us at the address or phone number shown above.  We will promptly deliver a separate copy of the Proxy Statement and/or Annual Report.  To request separate delivery of these materials in the future, a shareholder should submit either a written or oral request to the Company at the address or phone number shown above.

Voting Information

6.  What items of business will be voted on at the annual meeting?

The items of business that are scheduled to be voted on at the annual meeting are:

•	To elect four directors as Class I directors, whose terms will end in 2013;
•	To consider an advisory vote on executive compensation;
•	To consider an advisory vote on the appointment of the Company’s independent auditor for the 2010 fiscal year; and
•	To consider any other business that properly comes before the meeting. (See question 16 for more information.)

7.  How many votes are required to approve each proposal?

To approve the two specific proposals, the following proportion of votes is required:

Item	Vote Required
Election of Directors	Approval by a plurality of the votes cast at the Annual Meeting
Advisory Vote on Executive Compensation	Approval by a majority of the votes cast at the Annual Meeting
Advisory Vote on Appointment of Independent Auditor	Approval by a majority of the votes cast at the Annual Meeting

8.  How does the Board recommend I vote?

The Company’s Board recommends that you vote “FOR” each of the nominees to the Board and “FOR” the advisory votes on executive compensation and the appointment of the independent auditor for the 2010 fiscal year.

9.  What shares can I vote?

You may vote all shares that you owned as of the close of business on March 1, 2010, which is the Record Date for the annual meeting.  This includes shares held directly in your name as the shareholder of record, shares held beneficially through the Western Reserve Bancorp, Inc. Employee Stock Purchase Plan, and shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.  As of the Record Date, there were 584,727 shares of WRB’s common stock issued and outstanding.

10.  How can I vote my shares without attending the annual meeting?

You can direct how your shares are voted by submitting the enclosed proxy (or form provided by your broker, trustee or nominee, if you hold your shares in street name).

11.  How can I vote my shares in person at the annual meeting?

You can vote shares held in your name as the shareholder of record, in person at the annual meeting.  If your shares are held beneficially in street name, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares.  Even if you plan to attend the annual meeting, you should submit your proxy or voting instructions now, so that your vote will be counted if you later decide not to attend the meeting.

12.  How can I change my vote?

You may change your vote at any time prior to the vote at the annual meeting. You can change your vote by: (i) filing written notice with the Secretary of the Company at the address above; (ii) submitting a properly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.  However, your mere presence at the Annual Meeting will not operate to revoke your proxy.  Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments of the meeting.

13.  What is the deadline to vote my shares?

Your proxy must be received before the polls close at the annual meeting.  If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.

14.  How are votes counted?

For the election of directors, you may vote “FOR” each of the nominees or “WITHHOLD” your vote for any or all of the nominees.  Under Ohio law, directors are elected by a plurality, so the four nominees who receive the largest number of votes cast “FOR” will be elected as directors if a quorum is present.  Assuming the presence of a quorum, shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

Each share of common stock is entitled to one vote on all matters.  Shareholders do not have the right to cumulate their votes in the election of directors.

In connection with the proposed advisory votes on executive compensation (Proposal 2) and the appointment of the independent auditor for the 2010 fiscal year (Proposal 3), you may vote “FOR”, “AGAINST” or “ABSTAIN”.  Assuming the presence of a quorum, shares represented at the annual meeting in person or by proxy but withheld or otherwise not case for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of these proposals.

If you sign and return the proxy card without providing specific voting instructions, each proxy will be voted as recommended by the Board, “FOR” each of the nominees for director and "FOR" the proposed advisory votes on executive compensation and the appointment of the independent auditor, and in the discretion of the proxy committee regarding any other matters which may properly come before the meeting.

15.  How many votes need to be represented at the meeting to have a quorum?

A quorum exists when a majority of the shares entitled to vote are represented at the Annual Meeting in person or by proxy.  Abstentions, which include shares present at the meeting in person or proxy and otherwise entitled to vote, but which are not affirmatively cast with respect to a particular proposal, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjournment of the meeting unless a new record date is or must be set for the adjourned meeting.

In the event there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

16.  What happens if additional matters are presented at the annual meeting?

At this time, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting.  If there is any other matter properly presented for a vote at the meeting, if you have submitted your proxy, the persons named as proxies on the enclosed form of proxy, Rory H. O’Neil and Cynthia A. Mahl (or their substitutes), will vote with respect to any such matters in accordance with their best judgment.

17.  Where will I be able to find the voting results?

Preliminary results will be announced at the annual meeting.  Final results will be reported on a Current Report on Form 8-K within four business days after the meeting.

18.  What is the deadline to propose actions for consideration at next year’s annual meeting?

Any shareholder of the Company may submit a proposal to be included in next year’s Proxy Statement and acted upon at the Annual Meeting of the Company to be held in 2011.  For a proposal to be considered for inclusion in WRB’s proxy statement for the annual meeting next year, the Corporate Secretary must receive the proposal at the principal executive offices of the Company, 4015 Medina Road, P.O. Box 585, Medina, Ohio 44258-0585, prior to the close of business on November 26, 2010.  Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Proposals from shareholders for next year’s Annual Meeting received by the Company after February 9, 2011 will be considered untimely.  If notice is not timely, the persons named in the Company's proxy for the 2011 Annual Meeting will be allowed to exercise their discretionary authority to vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors.   The Company also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after November 26, 2010 but prior to February 9, 2011 under certain circumstances.

19.  How can a shareholder nominate an individual to serve as a director?

The Company’s Code of Regulations establishes advance notice procedures for the nomination of candidates for election as directors, other than by or at the direction of the Board of Directors.  To make a director nomination at a shareholder meeting you must notify the Company not more than 50 nor fewer than 14 days in advance of the meeting, unless the Company provides shareholders less than 21 days notice of the meeting, in which case you must notify the Company of the nominations not later than the seventh day after the notice of the meeting was mailed.  In addition, the notice must meet all other requirements contained in the Company’s Code of Regulations.  Any shareholder who wishes to nominate an individual for election to the Board of Directors should obtain a copy of the Code of Regulations by writing to the Secretary of the Company at the principal executive offices of the Company.  Submitting a nomination in this manner in no way requires the Company to provide a spot for your candidate on its form of proxy, unless the Board of Directors determines in its unilateral discretion to nominate your candidate for election to the Board.

20.  Who can I contact if I have other questions?

If you have any questions about the annual meeting, how to vote or revoke your proxy, or need additional copies of the proxy statement or voting materials, contact us at:

Western Reserve Bancorp, Inc.
ATTN: Mrs. Cynthia A. Mahl
4015 Medina Road
P.O. Box 585
Medina, OH  44258-0585
(330) 764-3131
(866) 633-4622
cmahl@westernreservebank.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

As a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ, the Board of Directors of Western Reserve Bancorp has adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.  While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Company because it is not listed on NASDAQ, the Company decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Company operates in a transparent and ethical manner.

The charters for these Board committees are designed to help the committees function more efficiently and with greater independence from the Board of Directors.  The members of each of these three committees are currently and, under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ.  Further, the Board of Directors has determined that under the NASDAQ "independence" standards, all current members of the Board of Directors are independent, with the exception of Edward McKeon, the Company’s President and CEO.  Michael R. Rose, who submitted his resignation from the Board of Directors effective December 17, 2009, also did not qualify as independent under the NASDAQ independence standards.

Additionally, the Board of Directors has adopted a Code of Ethics and Business Conduct (the "Code").  While Sarbanes-Oxley mandated the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Company's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Company and the Bank.  The administration of the Code has been delegated to the Nominating and Governance Committee of the Board of Directors, a Committee comprised entirely of "independent directors."  The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Company assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Company intend to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Company maintains sound corporate governance practices in the future.

Copies of the Company's Code of Ethics, Audit Committee Charter, Compensation Committee Charter, and Nominating and Governance Committee Charter are available for viewing on the Company’s website, www.westernreservebank.com.  Alternatively, a copy of each of these documents is available to any shareholder free of charge upon written request to Mrs. Cynthia A. Mahl, Executive Vice President, Chief Financial Officer and Secretary, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio  44258-0585.

Board Structure and Committees

The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board.  The Company's Board of Directors met thirteen times during 2009.

The Company is the parent holding company of Western Reserve Bank (the “Bank”), an Ohio state-chartered commercial bank having the same principal office address as the Company.  The Company’s only subsidiary and only significant asset is the Bank.  The Board of Directors of the Bank met thirteen times for regularly scheduled meetings during 2009.  Each member of the Board of Directors of the Company is also a member of the Board of the Bank.

The Board of Directors of the Company currently has standing Audit, Compensation, Nominating and Governance, Loan Review and Executive Committees.  During 2009, each member of the Board of Directors attended at least 75% of the meetings of the Board and the following Company committees of which he was a member.

Name of Director	Audit	Compensation	Nominating and Governance	Loan Review	Executive	Board Loan (1)
P.M. Jones, Chairman of the Board					X	X
Roland H. Bauer	X	X		X
Bijay K. Jayaswal, M.D.			X		X
Ray E. Laribee		X	X			Chair
C. Richard Lynham	Chair		X	X
Edward J. McKeon, President & CEO					X	X
R. Hal Nichols		Chair		Chair
Rory H. O’Neil		X	Chair		Chair	X
Glenn M. Smith	X					X
Thomas A. Tubbs	X	X				X
Number of Meetings in 2009	6	3	1	2	0	41

(1) The Board Loan Committee is a Committee of the Bank, not of the Company.
(2)  Michael R. Rose was a member of the Executive and Board Loan Committees until his resignation from the Board on December 17, 2009.

Audit Committee

Under the Audit Committee Charter, the Audit Committee appoints the independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, reviews and approves the annual financial statements and reviews the CEO’s and Board’s expenses for appropriateness.  The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

In the opinion of the Company’s Board, Directors Lynham, Bauer, Smith and Tubbs do not have a relationship with the Company or the Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director.  None of them is or has for the past three years been an employee of the Company or the Bank, and no immediate family members of any of them is or has for the past three years been an executive officer of the Company or the Bank.  In determining the independence of the members of the Audit Committee, the Board of Directors has reviewed and complied with the Company’s Audit Charter, as revised.  The Audit Charter provides that the Company shall determine “independence” in accordance with the definition of “Independent Director under Rule 4200(a) of the National Association of Securities Dealers (“NASD”) Marketplace Rules.  Further, the Board of Directors has determined that C. Richard Lynham, Chairman of the Audit Committee, is a “financial expert” as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above.

The Audit Committee Report is included in this proxy statement on page 23.

Compensation Committee

This committee reviews executive and director compensation arrangements and benefits.  In this respect, the duties of the Compensation Committee generally include:

•
Reviewing and evaluating the Chief Executive Officer’s and senior management’s performance, in light of goals and objectives set by the Board and the Compensation Committee that include Western Reserve Bancorp, Inc.’s performance and return to shareholders;

•	Setting the Chief Executive Officer’s compensation and approving senior management’s compensation based upon performance;
•	Considering and making recommendations to the Board of Directors on matters relating to organization and succession of senior management;
•	Evaluating and establishing director compensation;
•	Making recommendations to the Board of Directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity-based plans; and
•	Administering incentive, deferred compensation, and equity-based plans.

The Compensation Committee has the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties including the authority to approve such advisors’ fees and retention terms.  The Compensation Committee is comprised entirely of independent directors pursuant to Rule 4200(a) of the NASD Marketplace Rules.

In addition, the Company accepted funds from the United States Department of the Treasury under the Capital Purchase Program implemented under the Troubled Asset Repurchase Program. As a consequence, the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”), require the Company to adopt certain standards for executive compensation and corporate governance, which standards must remain in place for the period during which the UST holds any equity issued under the Capital Purchase Program.  Section 111 of EESA mandates specific requirements applicable to a participant’s Compensation Committee during the TARP period, which include requirements for the compensation committee to:

•
Discuss, evaluate, and review at least every six months with the participant's senior risk officers, the company’s compensation plans to ensure that such plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the company;

•
Discuss, evaluate, and review at least every six months the employee compensation plans of the company to ensure that they do not encourage the manipulation of reported earnings of the company to enhance the compensation of any of its employees; and

•	Certify the completion of these reviews to the company’s primary federal regulator.

Loan Review Committee

The Loan Review Committee is responsible for engaging an outside loan review consulting firm and reviewing the results of the consultant’s work.

In addition, the Bank has a Board Loan Committee responsible for overseeing all lending activities of the Bank.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include providing assistance to the Board of Directors regarding director nominations, director appointments and corporate governance. The Nominating and Governance Committee also evaluates and recommends to the Board of Directors nominees for election by shareholders.  All of the members of the Nominating and Governance Committee are independent pursuant to Rule 4200(a) of the NASD Marketplace Rules.

Executive Committee

The Executive Committee was formed to address issues that require Board attention between regularly scheduled Board meetings.

Risk Oversight

The Board of Directors maintains responsibility for oversight in certain key areas of risk.   A clear understanding and working knowledge of the material risks inherent to the Company’s activities is an absolute necessity.   Material risks routinely monitored by the Board, or a specific committee of the Board, as the case may be, include:  market risk; credit risk; compensation risk and compliance risk.  A brief description of the Board’s function in monitoring these risks follows below.

Market Risk:  Market risk is the exposure to loss resulting from changes in interest rates and equity prices.  The primary market risk to which we are subject is interest rate risk.  The majority of our interest rate risk arises from the instruments, positions and transactions entered into for purposes other than trading such as loans, available for sale securities, interest bearing deposits, short term borrowings and long term borrowings.  Interest rate risk occurs when interest bearing assets and liabilities reprice at different times as market interest rates change.

The Board has constituted an Asset/Liability Committee comprised exclusively of senior executive officers (the “ALCO Committee”), which has been charged with the monthly and quarterly monitoring of interest rate risk, including monitoring the effectiveness of the processes and control procedures used by the Bank to monitor the relative mix of assets and liabilities.  The principal components of asset/liability management include, but are not limited to liquidity planning, capital planning, gap management and spread management.  The ALCO Committee submits a report of its monthly and quarterly findings to the full Board of Directors.

Credit Risk:  The risk of nonpayment of loans, or credit risk, is inherent in commercial banking. The Board has appointed a Loan Review Committee which maintains responsibility for engaging an outside loan review consulting firm and reviewing the results of the consultant’s work.     In addition, the Board of Directors of the Bank has appointed a Board Loan Committee responsible for overseeing all lending activities of the Bank, which includes approving all loan relationships in excess of the dollar amount set from time to time by the Board in the Loan Policy, reviewing all classified loans, monitoring the concentration of the Bank’s loans within specific industries and monitoring the Bank’s loan application and approval procedures.

Compliance Risk:  The banking industry is heavily regulated, and the activities and operations of the Bank are subject to a number of detailed, complex and sometimes overlapping laws and regulations. The Board, through its Audit Committee, is also responsible for overseeing the Bank’s compliance with these various laws and regulations, which include without limitation state usury and consumer credit laws, the Federal Truth-in-Lending Act (Regulation Z), the Federal Equal Credit Opportunity Act (Regulation B), the Fair Credit Reporting Act (Regulation V), the Truth in Savings Act (Regulation DD), the Community Reinvestment Act (Regulation BB), the Bank Secrecy Act, anti-redlining legislation and antitrust laws.   As part of this process, the Audit Committee also monitors the effectiveness of the internal controls implemented to safeguard against operational risks, including, but not limited to, data processing system failures and errors, customer or employee fraud and catastrophic failures resulting from terrorist acts or natural disasters.

Executive Sessions

The Board typically meets in executive session without members of management present as a part of each meeting of the Board of Directors.

Nominations for Members of the Board of Directors

As noted above under "Corporate Governance," the Company has established a Nominating and Governance Committee. While the Nominating and Governance Committee will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any written procedures for this purpose.  The Committee has determined that based upon the Company’s size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required.  However, shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations.  These procedures are discussed more thoroughly in this proxy statement in answer to Question 19 on page 5.  The identification and evaluation of all candidates for nominee to the Board of Directors are undertaken on an ad hoc basis within the context of the Company's strategic initiatives at the time a vacancy occurs on the Board.   In evaluating candidates, the Committee considers a variety of factors, including the candidate’s integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board.  Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.  Any recommendations for nomination to the Board should be addressed to the Chairman of the Nominating and Governance Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio  44258-0585.

As currently comprised, the Board of Directors is a diverse group of individuals who are drawn from various market sectors and industry groups with a presence in the Company’s markets.  Board members are individuals with knowledge and experience who serve and represent the Company’s geographic footprint.  Current board representation by outside directors include individuals with varied backgrounds including leasing, corporate management, medicine, law, manufacturing, bank management and regulation, real estate, small business and insurance.

Communications with the Board

The Board of Directors has designated the Nominating and Governance Committee to receive, review and respond, as appropriate, to communications concerning the Company from employees, officers, shareholders and other interested parties that such parties would like to address to non-management members of the Board of Directors.  Interested parties who want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Governance and Nominating Committee, Western Reserve Bancorp, Inc., 4015 Medina Road, P.O. Box 585, Medina, Ohio  44258-0585.

The Audit Committee of the Board of Directors has also established “whistleblower” procedures to provide a means for employees and others to raise concerns about serious matters, such as actions that are unlawful, that are not in line with company policy (including the Code of Ethics and Business Conduct), that may lead to incorrect financial reporting, or that otherwise amount to serious improper conduct.

Annual Meeting Attendance

The Board of Directors of the Company has adopted a resolution stating that it is expected that all members of the Board of Directors attend the Annual Meeting of Shareholders.  All of the members of the Board of Directors attended the 2009 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

During 2009, Western Reserve Bancorp, Inc. paid no salaries or fees to its non-officer directors.  However, its subsidiary, Western Reserve Bank, paid each non-officer director a retainer of $1,000 per quarter, $400 per Board or Audit Committee meeting attended, and $250 per other Committee meeting attended.  Additionally, the Chairman of the Board was paid a Chairman’s fee of $200 per Board meeting attended.  The Chairman of the Audit Committee received a Chairman’s fee of $100 per Audit Committee meeting attended, and the Chairman of the Compensation Committee received a Chairman’s fee of $250 per Compensation Committee meeting attended.  Directors are paid half of the normal meeting fee if they attend telephonically.  All of the directors and executive officers of the Company hold similar positions as directors and officers of the Bank.

In addition to serving as a director of the Company and the Bank, P.M. Jones, Chairman of the Board of Directors, was retained by the Bank to assist in business development efforts for the Bank.  Mr. Jones was paid an annual salary of $23,000 for providing such services to the Bank in 2009.  In September 2000 the Ohio Division of Financial Institutions approved this employment relationship between Mr. Jones and the Bank.  The Board of Directors determined that this arrangement does not cause Mr. Jones to not meet the standards for independence under the NASDAQ Marketplace Rules.

The following table provides information on compensation for directors, other than Edward J. McKeon, the President and CEO of the Company, who served on the Board in 2009.

Name of Director	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
P.M. Jones,
Chairman of the Board	$19,715	$23,570	(1)	$42,745
Roland H. Bauer	11,675	0		11,675
Bijay K. Jayaswal, M.D.	8,650	0		8,650
Ray E. Laribee	18,900	0		18,900
C. Richard Lynham	11,625	0		11,625
R. Hal Nichols	10,075	0		10,075
Rory H. O’Neil	17,450	0		17,450
Michael R. Rose (2)	14,150	0		14,150
Glenn M. Smith	16,250	0		16,250
Thomas A. Tubbs	17,850	0		17,850

(1)
All other compensation for Mr. Jones includes $23,000 paid to him in connection with his employment by the Bank as a business development consultant and $570 for the Company’s match to Mr. Jones’ contributions to his 401(k) Retirement Plan account.

(2)	Represents compensation paid to Mr. Rose prior to his resignation on December 17, 2009.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

Proposal 1:  Election of Directors

Pursuant to the terms of the Code of Regulations of the Company, the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by a majority of the directors or by a majority of the shareholders.  The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Shareholders.  At the forthcoming Annual Meeting, the shareholders will be asked to elect four (4) directors to serve in Class I, each of whom will serve until the Annual Meeting in 2013 or until a successor has been elected and qualified.  Unless otherwise specified in any proxy, the proxies solicited and voted hereunder will be voted in favor of the election of the four nominees listed below.  Each nominee is presently serving as a director of the Company.  All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to serve.  However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company’s Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of the Company.

The names of the nominees for director of the Company and the names of directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table.  There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

CLASS I:  NOMINEES FOR DIRECTOR WHOSE TERMS WILL END IN 2013:

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
Roland H. Bauer	56	Director since 2000	Mr. Bauer is the President and a Director of The Cypress Companies, Inc., an Akron, Ohio based diversified manufacturing company.

Bijay K. Jayaswal, M.D.	71	Director since 1997	Dr. Jayaswal is a cardiologist in Medina, Ohio.

P.M. Jones	80	Director since 1997
Mr. Jones has been Chairman of the Board of Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank since the inception of the companies.  Mr. Jones was owner and President of Transport Corporation, Inc. (TCI) from 1959 through 1999.  From 1999 through mid-2002, Mr. Jones served as Vice President of TCI.

Ray E. Laribee	67	Director since 1997	Mr. Laribee is an attorney in the firm of Laribee & Hertrick in Medina, Ohio.

CLASS II:  CONTINUING DIRECTORS WHOSE TERMS WILL END IN 2011:

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
C. Richard Lynham	68	Director since 1997	Mr. Lynham is the Owner, President and CEO of Harbor Castings, Inc., which owns investment castings foundries located in North Canton, Ohio and Muskegon Heights, Michigan.

Edward J. McKeon	64	Director since 1997	Mr. McKeon is the President and Chief Executive Officer of Western Reserve Bancorp, Inc. and its subsidiary, Western Reserve Bank.

R. Hal Nichols	67	Director since 1997	Mr. Nichols is the Chairman and Manager of Austin Associates, LLC, a financial institution consulting firm in Toledo, Ohio.

Rory H. O’Neil	66	Director since 1997	Mr. O’Neil is the President of Quetzal Corp., a residential land development company in Westfield Center, Ohio.

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

CLASS III:  CONTINUING DIRECTORS WHOSE TERMS WILL END IN 2012(2):

Name	Age	Length of Service on the Board	Principal Occupation for the Past Five Years (1)
Glenn M. Smith	68	Director since 1997	Mr. Smith, retired, was the President of Smith Bros., Inc., a landscape materials supplier in Medina, Ohio.

Thomas A. Tubbs	68	Director since 1997
Mr. Tubbs is a bank executive benefits consultant.  From 2007 through 2009, he was a regional director for Executive Benefit Services, Inc. (EBS), a bank consulting firm in Birmingham, Alabama.  From 2005 to 2006, Mr. Tubbs was a member of The Todd Organization, as well as Chief Executive Officer of Tubbs Financial, an insurance and financial services firm in Akron, Ohio.

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)
There is a vacancy in Class III due to the resignation of Michael R. Rose on December 17, 2009.  The Nominating and Governance Committee of the Board of Directors is in the process of selecting a replacement to fill the open Board seat for the remainder of the unexpired term.

Proposal 2:  Advisory Vote on Executive Compensation

We have included this proposal in our proxy statement pursuant to the requirements of the Emergency Economic Stabilization Act of 2008, as amended (“EESA”). Under EESA, your vote is advisory and will not be binding upon our Board.   However, this proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the Shareholders approve the compensation of the Company’s executives, as described in the section of this Proxy Statement captioned “EXECUTIVE COMPENSATION,” including all related tabular narrative disclosure, beginning on page 19 of this Proxy Statement and ending on page 23.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.  The Compensation Committee took a conservative approach with respect to the compensation of executive officers during 2009, providing only modest salary increases for all named executive officers and eliminating cash bonuses with respect to those individuals altogether. The Compensation Committee has determined that the compensation structure in place for Executive Officers is effective and appropriate, and recommends that you vote in favor of this advisory proposal.

Proxies in the form solicited hereby which are returned to the Company will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, and assuming a quorum is present, the affirmative vote of a majority of the votes actually cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Shares which are present at the meeting but not cast for or against this proposal, such as abstentions, will have no effect on the outcome.

WESTERN RESERVE BANCORP, INC.’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Proposal 3: Advisory Vote on the Appointment of the Independent
Registered Public Accounting Firm

The Audit Committee of the Board of Directors proposes and recommends that the shareholders approve the selection by the Committee of the firm of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year. The firm has served as independent auditors for the Company since 1997. Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution approving Crowe as the Company’s independent registered public accounting firm is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Proxies in the form solicited hereby which are returned to the Company will be voted in favor of this non-binding proposal unless otherwise instructed by the shareholder.  Pursuant to the Company’s Code of Regulations, and assuming a quorum is present, the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the appointment of Crowe.  Shares which are present at the meeting but not cast for or against this proposal, such as abstentions, will have no effect on the outcome.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE NON-BINDING ADVISORY PROPOSAL ON THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial Ownership

Persons and groups owning in excess of 5 percent of the Company's stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission (the "SEC").  A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Company's stock.

As of March 1, 2010, three shareholders were known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock, no par value per share.

Name and Address of	Amount and Nature of	Percent of
Beneficial Owner	Beneficial Ownership	Class

Edward J. McKeon	44,759 shares (1)	7.16%
4015 Medina Road
Medina, OH 44256

James P. McCready	31,675 shares (2)	5.42%
670 W. Market Street
Akron, OH 44308

Glenn M. Smith	30,538 shares (3)	5.18%
4015 Medina Road
Medina, OH 44256

(1)	Includes 40,076 options exercisable within 60 days.
(2)	Includes 30,050 shares held in the James P. McCready-Medina Trust, R.H. Bauer, Trustee, and 1,625 shares held by Mr. McCready outside of the Trust.
(3)	Includes 4,250 options exercisable within 60 days.

Directors and Executive Officers

The following table shows the number of shares beneficially owned by the Directors and Executive Officers of the Company as of March 1, 2010.

Name	Shares of Stock Beneficially Owned as of March 1, 2010 and Nature of Beneficial Ownership (1)		Percentage of Common Stock (no par value) Outstanding
Roland H. Bauer	3,832	Direct	6.00%
	1,250	Vested Options
	30,050	As Trustee (2)
	35,132

Bijay K. Jayaswal, M.D.	3,968	Joint with Spouse	1.73%
	6,250	Vested Options
	10,218

P.M. Jones	7,004	Direct	2.17%
	5,000	Vested Options
	793	By Spouse
	12,797

Ray E. Laribee	7,450	Direct (3)	1.74%
	2,750	Vested Options
	10,200

C. Richard Lynham	3,124	Direct	1.59%
	6,250	Vested Options
	9,374

Edward J. McKeon	4,376	Direct	7.16%
	307	Joint with Spouse
	40,076	Vested Options
	44,759

R. Hal Nichols	8,500	Direct	2.71%
	6,250	Vested Options
	1,250	By Spouse
	16,000

Rory H. O’Neil	17,168	Direct	4.91%
	3,250	Vested Options
	7,937	By Spouse
	500	Spouse as Trustee
	28,855

Glenn M. Smith	18,789	Direct	5.18%
	5,624	Joint with Brother
	1,875	By Spouse
	4,250	Vested Options
	30,538

Thomas A. Tubbs	12,500	As Trustee	3.17%
	6,250	Vested Options
	18,750

Name	Shares of Stock Beneficially Owned as of March 1, 2010 and Nature of Beneficial Ownership (1)			Percentage of Common Stock (no par value) Outstanding
Brian K. Harr	54		Direct	1.22%
	7,187		Vested Options
	7,241

Cynthia A. Mahl	953		Joint with Spouse	1.38%
	7,187		Vested Options
	8,140

All directors and executive officers as a group (12 persons)	201,954	(4)(5)		29.67%

(1)	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported
(2)
Represents shares owned by the James P. McCready—Medina Trust of which Mr. Bauer is the sole trustee.  Under the terms of the trust, Mr. Bauer possesses sole voting and dispositive power over the shares, but otherwise disclaims beneficial ownership of such shares.  Without such shares, Mr. Bauer’s percentage of common stock outstanding would be 0.87%.

(3)	Mr. Laribee has pledged 6,450 shares to secure borrowings from an unaffiliated financial institution.
(4)	Includes 95,950 shares that represent options exercisable within 60 days.
(5)	Excludes 30,050 shares owned by the James P. McCready—Medina Trust, of which shares Mr. Bauer disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2009 all Section 16(a) filing requirements applicable to its officers and Directors were met.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses information concerning the compensation awarded or paid to, or earned by, Mr. McKeon as the principal executive officer and Mr. Harr and Mrs. Mahl as the two other most highly compensated executive officers of the Company, during 2009 and 2008.

Name, Age and Principal Position (1)	Year	Salary ($) (2)	Option Awards ($) (3)	All Other Compensation ($)		Total ($)
Edward J. McKeon	2009	$182,000	$0	$7,049	(4)	$189,049
President and Chief	2008	180,000	91,616	7,157		278,773
Executive Officer
(age 64)
Brian K. Harr,	2009	123,400	0	3,570	(5)	126,970
Executive Vice President	2008	121,400	19,337	3,731		144,468
and Chief Lending Officer
(age 46)
Cynthia A. Mahl	2009	117,700	0	3,612	(6)	121,312
Executive Vice President,	2008	115,700	19,337	3,609		138,646
Chief Financial Officer,
Secretary and Treasurer
(age 50)

(1)
Mr. McKeon has held this position since 1997.  Mr. Harr and Mrs. Mahl have been in their positions since 1998, but both were promoted from Senior Vice President to Executive Vice President in November, 2008.

(2)	Salary represents base salary earned, including amounts deferred under the 401(k) Retirement Plan.
(3)
Represents amounts recognized as compensation under FASB ASC Topic 718 due to the extension of options previously granted to the named officer in 1999 and extended in October, 2008 pursuant to an agreement between the Company and each named officer.

(4)
The 2009 amount represents $5,175 for the Company’s matching contributions to Mr. McKeon’s 401(k) Retirement Plan account and $1,874 for the Company’s payment for term life insurance policies on Mr. McKeon’s behalf.  The 2008 amount represents $5,283 for the Company’s matching contributions to Mr. McKeon’s 401(k) Retirement Plan account and $1,874 for the Company’s payment for term life insurance policies on Mr. McKeon’s behalf.  In addition, Mr. McKeon received certain perquisites in 2009 and 2008 but the incremental cost of providing such perquisites did not exceed $10,000.

(5)
The 2009 and 2008 amounts represent the Company’s matching contributions to Mr. Harr’s 401(k) Retirement Plan account.  In addition, Mr. Harr received certain perquisites in 2009 and 2008 but the incremental cost of providing such perquisites did not exceed $10,000.

(6)
The 2009 and 2008 amounts represent the Company’s matching contributions to Mrs. Mahl’s 401(k) Retirement Plan account.   In addition, Mrs. Mahl received certain perquisites in 2009 and 2008 but the incremental cost of providing such perquisites did not exceed $10,000.

There were no bonuses, stock awards or non-equity incentive plan compensation earned by any named executive officer in 2009 or 2008.

In addition to the base salaries paid to the named executive officers, each of these officers has participated in the Western Reserve Bancorp, Inc. and Western Reserve Bank Senior Executive Incentive Compensation Plan (the “Executive Incentive Plan”).  The Executive Incentive Plan (and a comparable plan for all other employees) provides compensation to all employees of the Company based upon the Company’s performance.  The Executive Incentive Plan seeks to provide a range of potential rewards based on the Company’s results in each of seven performance factors that are designed to measure profitability, growth and asset quality.  The Executive Incentive Plan involves seven performance levels, ranging from acceptable (Level 1) to spectacular (Level 7).  The Executive Incentive Plan recognizes that different groups of employees may have a different impact on various aspects of the Company’s success.

The Executive Incentive Plan also recognizes that certain groups have a greater impact on all areas of the Company’s overall results, and thus provide for varying bonus percentages in relation to base compensation.  Base compensation is defined as the employee’s actual earnings for the year, exclusive of any bonuses or fringe benefits.

Any amounts earned by the named executive officers under the Executive Incentive Plan would be included in the Summary Compensation table above under the “Non-Equity Incentive Plan Compensation” column.  No amounts were earned by the named executive officers under the Executive Incentive Plan in 2009 or 2008.

The Company also maintains a 401(k) plan for the benefit of all of its employees, including the named executive officers.  For all employees of the Bank who have been employed by the Bank for at least one month, the Bank matches the individual employee’s contribution to the plan at fifty percent (50%) of the first six percent (6%) of the employee’s compensation.  Amounts paid by the Bank as a match to the named executive officers’ contributions are included in the Summary Compensation table above under the “All Other Compensation” column.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock options granted to the named executive officers under the Company’s 1998 Long Term Incentive Plan.  No options or other stock grants were issued to any of the named executive officers in 2009.   The Company has no Equity-Based Incentive Plans.

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward J. McKeon	28,055	(1)	0	$16.00	October 31, 2013
President and Chief Executive Officer	4,007	(1)		25.60	October 31, 2013
	4,007	(1)		28.80	October 31, 2013
	4,007	(1)		32.00	October 31, 2013
Brian K. Harr,	6,250	(1)	0	16.00	October 31, 2013
Executive Vice President	937	(2)		16.80	February 14, 2015
and Chief Lending Officer
Cynthia A. Mahl	6,250	(1)	0	16.00	October 31, 2013
Executive Vice President, Chief	937	(2)		16.80	February 14, 2015
Financial Officer, Secretary and Treasurer

(1)	Fully vested on November 1, 2001.
(2)	Fully vested on February 15, 2003.

Employment Agreements/Change in Control Agreements/
Supplemental Executive Retirement Agreements

Employment Agreement with Mr. McKeon

The Company entered into an employment agreement with Edward J. McKeon on December 15, 2005 superseding the original contract with Mr. McKeon signed in 1997, and amended in 2001.  The agreement provides that Mr. McKeon will serve as President of the Company and Western Reserve Bank and has a term that expires October 1, 2010, with an automatic extension for an additional one year period unless either the Company or Mr. McKeon provides notice of nonrenewal at least six (6) months prior to the expiration date, and subject to earlier termination as set forth in the agreement.  The agreement sets an annual base salary of $162,000 per year, subject to an increase of such amounts upon the mutual consent of the Company and Mr. McKeon.  Under the terms of the agreement, Mr. McKeon also is entitled to participate in bonus plans existing or adopted by the Company or the Bank.  In addition, the employment agreement provides for fringe benefits to Mr. McKeon including health, life and disability insurance, a company automobile, vacation, and the reimbursement of appropriate business expenses.  In addition, the employment agreement provides that in the event of termination of Mr. McKeon by the Company without “cause” (as defined in the agreement), the Company will be responsible for payment of two times his then current base pay if he is under age 65, and one times his then current base pay if he is age 65 or older.  The agreement also provides for continuation of Mr. McKeon’s health insurance coverage if he is discharged for other than cause.  The agreement provides that the Company may terminate Mr. McKeon for cause with no obligation to him after the date of termination.  The agreement also contains a provision intended to protect Mr. McKeon in the event that there is a “change of control,” as defined in the agreement, in the Company.  In the event of a change of control, in which Mr. McKeon is discharged or his position with the Company is significantly altered, the Company is obligated to pay Mr. McKeon 2.99 times his then current base pay.  The Board believes that this type of provision is appropriate to maintain Mr. McKeon in the employ of the Company and the Bank and to have him evaluate any proposed transaction in an objective manner for the benefit of the shareholders without concern for his personal situation.  The employment agreement contains a covenant not to compete prohibiting Mr. McKeon from competing with the Company throughout the term of the employment agreement and for a period of two years after the termination of his employment for any reason.

Please see the discussion entitled “Recent Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA” for additional information about amendments to Mr. McKeon’s Employment Agreement during 2009.

Change in Control Agreements with Mr. Harr and Mrs. Mahl

The Company entered into agreements with Brian K. Harr, Executive Vice President and Chief Lending Officer, and Cynthia A. Mahl, Executive Vice President and Chief Financial Officer, in June 2001, which agreements were amended in February 2002.  These agreements provide that in the event of termination of Mr. Harr or Mrs. Mahl without “cause,” as defined in the agreement, or if either Mr. Harr or Mrs. Mahl leaves the company as a result of a material adverse change in their employment duties, the Company will pay Mr. Harr or Mrs. Mahl, as the case may be, a lump sum payment equal to one year of compensation.  In the event Mr. Harr or Mrs. Mahl is discharged in connection with a “change in control,” as defined in the agreement, or resigns as a result of a material adverse change in their employment duties after a change in control, Mr. Harr or Mrs. Mahl, as the case may be, is entitled to receive payments equal to two years of compensation.  The agreements contain a noncompetition and nonsolicitation provision that prohibits Mr. Harr and Mrs. Mahl from engaging in competitive activities while employed by the Company and for a period of two years following his or her termination; provided, however, that if terminated for cause, the restricted period shall equal one year, or such longer period as benefits are being paid under the agreement or the Company’s severance policy.  The agreements also contain a provision to protect against the inappropriate disclosure of confidential information of the Company by either Mr. Harr or Mrs. Mahl.

Please see the discussion entitled “Recent Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA” for additional information about amendments to Mr. Harr’s and Mrs. Mahl’s Change in Control Agreements during 2009

Recent Amendments to Compensation Plans and Arrangements Necessary to Comply with EESA

As noted above, the Company accepted funds from the UST under the CPP. As a consequence, the provisions of Section 111 of EESA, as amended by ARRA, prohibit certain forms of compensation for executive officers during the period in which the Company is a participant in the CPP (“the CPP period”). These compensation prohibitions generally apply to the chief executive officer, chief financial officer, plus the next three most highly compensated executive officers.  Participating institutions must implement certain compensation practices including: (1) requiring a recovery of any bonus or incentive compensation paid to a senior executive officer based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate (a “clawback” policy); (2) prohibiting any “golden parachute payment” to a senior executive officer, which is defined to be any payment for departure from a company for any reason; and (3) not paying or accruing any bonus, retention award or incentive compensation for the Company’s most highly compensated officer.

On November 19, 2009, the Company’s Board of Directors, upon the report and recommendation of the Compensation Committee of the Board, approved certain amendments to the compensation arrangements of certain senior officers of Western Reserve Bancorp, Inc. and Western Reserve Bank to bring them into compliance with EESA restrictions.  These changes were made in accordance with the requirements of EESA and rules issued by the UST that apply to executive compensation and corporate governance.  A general description of these changes follows below.

The Executive Incentive Plan was amended to include a provision excluding the Company’s most-highly compensated employee from participation in this or any other bonus or incentive plan and a provision that if any payment made under the Plan is later found to have been based on materially inaccurate financial statements or performance criteria, any person receiving such payment must promptly repay it to the Company (the so-called “clawback” provision).

The Board of Directors also amended the Employment Agreements of Edward J. McKeon (President and Chief Executive Officer), Brian K. Harr (Executive Vice President and Chief Lending Officer), and Cynthia A. Mahl (Executive Vice President and Chief Financial Officer).  The amendments specify that payment of any “golden parachute” (or similar payment, as defined in the U.S. Treasury rules) is prohibited during the CPP period.  The Amendment also requires the executive to agree to the “clawback” of any bonus or incentive compensation payment that is later found to have been made based on materially inaccurate financial statements or performance criteria.

Supplemental Executive Retirement Plans for Messrs. McKeon and Harr and Mrs. Mahl

In 2003, the Bank adopted a Supplemental Executive Retirement Plan (the “Plan”) for Edward McKeon, the Chief Executive Officer of the Company and the Bank.  Under the terms of the Plan, Mr. McKeon will be paid an annual benefit of 20 percent of his base salary for a period of ten years following his retirement at or after age 65 or upon the termination of his employment other than for “cause” as defined in the Plan.  In 2006, the Board, upon the recommendation of the Compensation Committee, added Cynthia A. Mahl and Brian K. Harr to the Plan.  Mrs. Mahl and Mr. Harr will be paid an annual benefit of 20 percent of her or his base salary for a period of ten years following her or his retirement at or after age 65 or upon termination of employment other than for “cause” as defined in the Plan.  In addition, Mrs. Mahl and Mr. Harr will be vested in the Plan benefit at a rate of five percent (5%) per year, beginning in 2006.  The Company accrues its projected obligation under this Plan and during 2009 accrued an expense of $54,471.  Of this amount, $40,956 was attributable to Mr. McKeon, $6,450 to Mr. Harr, and $7,065 to Mrs. Mahl.  As of December 31, 2009, the Company had recorded a total accrued liability of $276,148, of which $232,649 was with respect to Mr. McKeon, $20,770 to Mr. Harr and $22,720 to Mrs. Mahl.

In related transactions, in the second quarter of 2003 the Bank invested $500,000 in a single-premium cash-surrender value life insurance policy on the life of Mr. McKeon.  In 2006, the Bank invested $250,000 in a single-premium cash-surrender value life insurance policy on the life Mrs. Mahl and $250,000 on the life of Mr. Harr.  In 2008, the Bank invested an additional $500,000 in a single-premium cash-surrender value life insurance policy on the life of Mrs. Mahl and $500,000 on the life of Mr. Harr.  Each executive is the named insured, and the Bank is the owner and sole beneficiary of each of the policies.  This is a tax-advantaged investment in that the increases in the cash surrender value and the eventual death benefit under the policies are not taxable income to the Bank.  In 2009, the Bank recorded income of $102,523 from these policies.

AUDIT COMMITTEE INFORMATION

Audit Committee Report

The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2009 and has discussed the audited financial statements with management.  The Audit Committee has also discussed with Crowe Horwath LLP (“Crowe”), the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 and Article 2-07 of SEC Regulation S-X, Communication with Audit Committees.  The Audit Committee has received the written disclosures and the letter from Crowe required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Crowe their independence.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Western Reserve Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,
C. Richard Lynham, Chairman
Roland Bauer, Glenn Smith and Thomas Tubbs

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

Information Concerning Independent Accountants

Independent Auditors for the Year Ending December 31, 2009.  The Company’s independent auditor for the fiscal year ended December 31, 2009 was Crowe Horwath LLP (“Crowe”).  Selection of auditors for 2010 is intended to be made at a future meeting of the Audit Committee of the Board of Directors of the Company.  A representative of Crowe is expected to be present at the Annual Meeting of shareholders, with the opportunity to make statements if he or she so desires and to be available to respond to appropriate questions raised at the meeting.

Audit Fees.  The aggregate fees billed or estimated to be billed for professional services rendered by Crowe for the years ended December 31, 2009 and 2008 were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008

Audit Fees	$77,000	$68,000
Audit-Related Fees	0	0
Tax Fees	8,350	7,950
All Other Fees	0	2,965
Total Fees	$85,350	$78,915

“Audit Fees” include the fees paid to Crowe for the audit of the Company’s annual financial statements and Crowe’s review of financial statements included in the Company’s Forms 10-Q and Form 10-K.  “Tax Fees” include the fees paid for the preparation of the Company’s tax returns, as well as tax planning and compliance services.  “All Other Fees” in 2008 represents $1,700 for an audit of the Company’s collateral with the Federal Home Loan Bank and $1,265 for Sarbanes-Oxley consulting services

Audit Committee Pre-Approval Policy.  The Audit Committee pre-approves all services provided by Crowe.

Auditor Independence.  The Audit Committee of the Board believes that the non-audit services provided by Crowe are compatible with maintaining the auditor’s independence.  None of the time devoted by Crowe on its engagement to audit the Company’s financial statements for the year ended December 31, 2009 is attributable to work performed by persons other than employees of Crowe.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with the Company’s bank subsidiary.  All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features.  The Company expects that similar transactions will occur in the future.

Michael R. Rose, who resigned from the Board of Directors of the Company effective December 17, 2009, is in the business of real estate development and developed and built the building in which the Company and the Bank maintain their principal business office.  Mr. Rose, doing business as Washington Properties, and the Company entered into a lease in 1998 providing for the construction of a three-story brick office building, 7,884 square feet of which was leased for the main office of the Bank.  The initial term of the lease was 10 years with two five-year renewal options, the first of which renewal options has been exercised.  The lease has been subsequently amended on three occasions to provide for the lease of additional rental space for the loan department and accounting department of the Bank.  During 2009, total rent expense under the lease, as amended, was $246,801.  The lease is “triple net,” such that the Company incurs additional operating costs in connection with the property.  On December 1, 2008, the Bank entered into a separate one-year lease (with annual renewals with a 5% escalator) with Mr. Rose for the Bank’s new loan production office in Wooster at a cost of $675 per month.  During 2009, the total rent paid under the lease was $8,134.  The Board of Directors approved each of these lease transactions with Mr. Rose abstaining from consideration of the matter.  The Board believes that the rent paid to Mr. Rose and the other terms and conditions of the lease transactions are comparable to those which would be available from an unrelated party.

Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Company’s outstanding voting securities (or any member of their immediate families) engaged in any transaction (other than as described) with the Company during 2009, or proposes to engage in any transaction with the Company, in which the amount involved exceeds $120,000.

DOCUMENTS INCORPORATED BY REFERENCE

The Company is incorporating by reference into this Proxy Statement the following items from its 2009 Annual Report to Shareholders which is being provided herewith:

•	Its audited consolidated financial statements meeting the requirements of SEC Regulation S-X; and
•	The portion of the Annual Report captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

By Order of the Board of Directors of
Western Reserve Bancorp, Inc.

/s/ P.M. Jones	/s/ Edward J. McKeon

P.M. Jones	Edward J. McKeon
Chairman of the Board	President and Chief Executive Officer

Medina, Ohio
March 22, 2010

Map and Directions to Blue Heron Conference Center

Directions:  From I-71, go West on Rt. 18 to River Styx Road.  Turn South and go approximately 2 ½ miles to Rt. 162 (Sharon Copley Road).  Turn left, go about 400 ft., and turn left onto Blue Heron Trace.  The conference center is at the top of the hill on the left.  If you need further directions, please call us at 330-764-3131.

From Historic Medina Square
Travel South on Court Street/US-42/OH-3.  Continue to follow OH-3 for 2.7 miles and turn right on Wedgewood Road.  Follow Wedgewood Road/OH-162 for 1.2 miles and the club is on the left.

From Akron/Canton
Travel West on US-224/I-76 to OH-3, exit 2.  Turn right on OH-3 and continue to travel 4.5 miles to Wedgewood Road/OH-162.  Turn left onto Wedgwood Road/OH-162 and proceed for another 1.2 miles and the club will be on your left.

From Columbus
Travel North on I-71 toward Cleveland.  Merge onto I-76 East/US-224 East, exit 209, toward Akron.  Continue 2.3 miles to OH-3, exit 2, toward Medina.  Turn left onto OH-3 and continue to travel 4.6 miles to Wedgewood Road/OH 162.  Turn left onto Wedgwood Road/OH-162 and proceed for another 1.2 miles and the club will be on your left.

From Cleveland
Travel South on I-71 towards Columbus to OH-18, exit 218.  Turn right onto OH-18 and travel West for .8 miles to River Styx Road.  Turn left onto River Styx Road and continue another 2.9 miles to Sharon Copley Road/OH-162.  Proceed 2.9 miles and make a left onto Wooster Pike/OH-162/OH-3.  Continue .5 miles then make a right onto Wedgewood Road/OH-162.  Proceed for another 1.2 miles and the club will be on your left.

WESTERN RESERVE BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 28, 2010

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The proxy statement and the annual report to security holders are also available at www.westernreservebank.com/Proxy_Materials_2010.htm ..   The following items are available at the specified web site:
•	The proxy statement being issued in connection with the 2010 Annual Meeting of Shareholders;
•	The Company’s 2009 Annual Report to Shareholders; and
•	The form of proxy for use in connection with the 2010 Annual Meeting of Shareholders.

WESTERN RESERVE BANCORP, INC. 4015 Medina Road PROXY P.O. Box 585 Medina, Ohio 44258-0585
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Rory H. O’Neil and Cynthia A. Mahl as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of stock of WESTERN RESERVE BANCORP, INC. held of record by the undersigned on March 1, 2010, at the Annual Meeting of Shareholders  to be held on April 28, 2010, or any adjournment thereof.

1.	ELECTION OF FOUR (4) CLASS I DIRECTORS:	Roland H. Bauer, Bijay K. Jayaswal,
P.M. Jones and Ray E. Laribee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED ABOVE.

☐  FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

☐  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

☐  WITHHOLD AUTHORITY TO VOTE FOR ANY SPECIFIC NOMINEE(S).

        Please write name of that nominee(s) on this line: _______________________________

2.	ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

☐  FOR THE PROPOSAL

☐  AGAINST THE PROPOSAL

☐  ABSTAIN REGARDING THE PROPOSAL

(CONTINUED ON REVERSE)

3.	ADVISORY PROPOSAL TO APPROVE THE SELECTION OF THE FIRM OF CROWE HORWATH LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

☐ FOR THE PROPOSAL

☐ AGAINST THE PROPOSAL

☐ ABSTAIN REGARDING THE PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED	PLEASE MARK, SIGN, DATE AND RETURN
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED	THIS PROXY CARD PROMPTLY USING
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY	THE ENCLOSED ENVELOPE.
WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears. When shares are held	Signature _______________________________________
by joint tenants, both must sign. When signing as executor,
administrator, trustee or guardian, please give full title.	Joint Signature,
if appropriate _______________________________________
If a corporation, please sign full corporate name by
President or other authorized officer. If a partnership,	Date: _______________________________________
please sign in partnership name by authorized person.
☐ I (we) PLAN TO ATTEND the Annual Meeting
of Shareholders at 9:00 a.m. on April 28, 2010.

Please indicate # of people attending: ___________

☐ I (we) DO NOT plan to attend the Annual Meeting.

(CONTINUED FROM REVERSE)